Supplement dated August 20, 2013 to Summary Prospectus dated March 1, 2013

At a Special Meeting of Shareholders of the Special Value Fund held on May 17, 2013 and various adjournments thereof, Fund shareholders approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund. The previous interim investment advisory agreement for the Special Value Fund was terminated and on August 15, 2013, the new Investment Advisory Agreement, as approved by shareholders, became effective.

The Fund is distributed by Victory Capital Advisers, Inc. (“VCA”), member FINRA and SIPC. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

VF-SVF-SUMPROSUPP2 (8/13)